SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             Date of reported event:
                                  May 8, 2003



                     Birner Dental Management Services, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
       -------------------------------------------------------------
       (State or other jurisdiction of incorporation or organization)

                    0-23367                                84-1307044
           ----------------------            -------------------------------
          (Commission File Number)          (IRS Employer Identification No.)

              3801 East Florida Avenue, Suite 508, Denver, CO 80210
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 (303) 691-0680
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)

Item 5.           Other Events.

On May 8, 2003, Birner Dental Managements Services, Inc. issued the attached press release announcing the approval from its Board of Directors of an additional $1 million to continue buying its Common Stock. The press release is filed as Exhibit 99.2 and incorporated by reference..

Item 7.  Exhibits

Exhibit No.       Description
-----------       ----------------------------------------------------

99.2              Press Release of Birner Dental Management Services, Inc.
                  dated May 8, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                           BIRNER DENTAL MANAGEMENT SERVICES, INC.
                           a Colorado corporation


Date:  May 8, 2003         By:     /s/ Dennis N. Genty
                              ------------------------------------
                           Name:  Dennis N. Genty
                           Title: Chief Financial Officer, Secretary,
                                  Treasurer and Director
                                  (Principal Financial and Accounting Officer)